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                                 Exhibit 10.87

                                  May 14, 2001


Acqua Wellington North American Equities Fund, Ltd.
c/o Fortis Fund Services (Bahamas) Ltd.
Montague Sterling Centre
East Bay Street, P.O. Box SS-6238
Nassau, Bahamas
Attention: Mr. Anthony L. M. Inder Rieden

                      Re:  Common Stock Purchase Agreement
                           -------------------------------
Gentlemen:

        Reference is made to the Common Stock Purchase Agreement dated as of January 8, 2001 (the "Agreement") between Nexell Therapeutics Inc. (the "Company") and Acqua Wellington North American Equities Fund, Ltd. (the "Purchaser"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Agreement.

        As you are aware, the Company is no longer eligible to use a Form S-3 registration statement, and as of the filing of the Company's Annual Report on Form 10-K on March 30, 2001, the Registration Statement is no longer available to the Company. As a result, the Company is unable to comply with certain of the conditions to a draw down set forth in Section 5.3 of the Agreement. Pursuant to Section 7.1 of the Agreement, the Agreement may be terminated upon the mutual consent of the Company and the Purchaser. Accordingly, the Company hereby requests the Purchaser's consent to terminate the Agreement effective May 14, 2001.

        If you consent to the termination of the Agreement effective as of May 14, 2001, please sign in the space provided below and return a signed copy of this letter to the Company. Upon receipt of the Purchaser's executed copy of this letter, the Agreement shall be terminated immediately effective May 14, 2001 and the Agreement shall be of no further force and effect.

                        Very truly yours,

                        NEXELL THERAPEUTICS INC.


                        By:_________________________
                           Name: William A. Albright, Jr.
                           Title:   President and CEO

CONSENT GRANTED:

Acqua Wellington North American Equities Fund, Ltd.

By:_________________________________________
   Name:
   Title:

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